UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission

Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

AMEDISYS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Frequently Asked Questions

Amedisys Employee FAQs

1.	What does this transaction mean for Amedisys employees?

•	The interest in Amedisys is a testament to your work and dedication.

•	The transaction with Optum will unite two companies focused on providing comprehensive care to patients and their families.

•	Combining Amedisys’s home health, hospice, palliative, and high-acuity care services with Optum’s value-based care experience and resources will accelerate Amedisys and Optum’s shared mission to serve more patients and improve outcomes and patient experiences at lower costs.

•	In short, this transaction will allow us to serve more patients.

•	Most importantly, Optum shares our commitment to quality and mission of helping more patients with better care.

•	Until the transaction is complete, which we expect to occur in 2024, Amedisys and Optum will continue to operate as separate and independent companies.

•	There shouldn’t be any material impact to your day-to-day roles or responsibilities in the near term, and we expect it to be business as usual for almost everyone across the company. The focus on quality of patient care and the work that clinicians do will not change.

•	For our people, this is an exciting opportunity to accelerate Amedisys’s progress and growth together.

2.	How does this transaction impact my day-to-day responsibilities?

•	Until the transaction is complete, which we expect to occur in 2024, Amedisys and Optum will continue to operate as separate and independent companies.

•	For now, nothing changes.

•	There shouldn’t be any material impact to your day-to-day roles or responsibilities prior to the closing, and we expect it to be business as usual for almost everyone across the company.

•	Our focus will continue to be on delivering excellent patient care and supporting our team members providing this care.

•	This includes working toward our 2023 initiatives regarding People, Clinical Optimization & Automation, Growth, and Contessa.

•	Optum has said that integration will take some time post-closing, so that’s not something we should expect right after close.

3.	Does Optum plan to combine Amedisys with LHC in the markets we serve?

•	At this time, it is too early to discuss specifics. The transaction won’t close until 2024, and until then, it is business as usual.

•	Until the transaction is consummated, Amedisys and Optum will continue to operate as separate and independent companies.

•	Optum has offices in every major U.S. market and intends to maintain Amedisys’s presence in Baton Rouge, as well as substantial operations in Nashville, and LHC’s in Lafayette.

•	Optum has said that integration will take some time post-closing, so that’s not something we should expect right after close.

4.	Will corporate Amedisys employees have to move to Lafayette?

•	At this time, it is too early to discuss specifics. The transaction won’t close until 2024 and until then, it is business as usual.

•	Until the transaction is consummated, Amedisys and Optum will continue to operate as separate and independent companies.

•	However, Optum has offices in every major U.S. market and intends to maintain Amedisys’s presence in Baton Rouge, as well as substantial operations in Nashville, and LHC’s in Lafayette.

5.	What are the integration plans? Will Amedisys be involved in the planning process?

•	The transaction is expected to close in 2024, and until then, it is business as usual.

•	Until the transaction is consummated, Amedisys and Optum will continue to operate as separate and independent companies.

•	We are focused on a successful and seamless transition and will be as transparent as possible with you all as we have updates to share.

6.	What does this mean for our reporting relationships and job responsibilities?

•	Until the transaction is complete, which we expect to occur in 2024, Amedisys and Optum will continue to operate as separate and independent companies.

•	There shouldn’t be any material impact to your day-to-day roles, responsibilities or reporting structure in the near term, and we expect it to be business as usual for almost everyone across the company.

•	This includes working toward our 2023 initiatives regarding People, Clinical Optimization & Automation, Growth, and Contessa.

•	Today is just day one and we do not yet have all of the answers regarding what the future will look like. We are focused on a successful and seamless transition and will be as transparent as possible with you as we have updates to share.

7.	Does this transaction change our mission or vision?

•	Optum shares our vision of providing high quality personalized home health, hospice and high-acuity care services.

•	We are pleased to unite with Optum on that mission and serve more patients.

•	For all of us at Amedisys, serving patients isn’t just a job – it’s a higher calling – and together with Optum we will continue to provide patients with the highest quality care wherever they call home.

8.	How do Optum’s and Amedisys’s cultures align?

•	Like us, serving patients with high-quality care is the Optum team’s top priority.

•	We are confident that combining our expertise with Optum will accelerate our ability to deliver on our mission and vision.

9.	Will there be changes to my role or manager?

•	For now, nothing will materially change in our day-to-day roles or managers.

10.	What can I expect between now and closing?

•	Until the transaction is complete, which we expect to occur in 2024, Amedisys and Optum will continue to operate as separate and independent companies.

•	As of now, nothing changes. It is business as usual.

•	There shouldn’t be any material impact to your day-to-day roles or responsibilities in the near term, and we expect it to be business as usual for almost everyone across the company.

•	If you have patients, you will continue to care for them just like you do today, and your current schedule will not change.

•	This includes working toward our 2023 initiatives regarding People, Clinical Optimization & Automation, Growth, and Contessa.

•	We are focused on a successful and seamless transition and will be as transparent as possible with you all as we have updates to share.

11.	What should I do if an employee of Optum contacts me with questions or requests for information? Can I contact employees from Optum?

•	Until the closing of the transaction, which we expect to occur in 2024, Optum will continue operating independently from Amedisys. As such, we must abide by certain parameters and all confidential business information should be treated as such.

•	If you have any questions, you may contact your manager.

12.	What should I do if an employee of LHC Group contacts me with questions or requests for information? Can I contact employees from LHC?

•	Until the closing of the transaction, which we expect to occur in 2024, Optum will continue operating independently from Amedisys. As such, we must abide by certain parameters and all confidential business information should be treated as such.

•	If you have any questions, you may contact your manager.

13.	What if I own shares of Amedisys. What should I do? How do I vote?

•	Your vote is entirely your choice and is completely confidential and details on how to vote will be shared with all eligible stockholders as of the record date.

14. What happens to any shares of Amedisys that I own?

•	At the closing of the transaction, Amedisys stockholders will receive $101 per share in cash.

•	Please refer to our proxy statement that will be on file with the SEC in a few weeks containing the details regarding the transaction and the terms of the merger agreement.

15.	What if I’m asked about this transaction by outside parties?

•	While we’d ask that any inquiries from the media or the financial community be directed to Kendra Kimmons and Nick Muscato respectively, should business partners, patients or others with whom you regularly interact ask you about this transaction, you may emphasize how much there is to be excited about in bringing Amedisys and Optum together. And, how as one company, we will be well positioned to deliver significant advantages for patients, their families, providers, payers and care teams.

•	Please do not respond to requests from the media or analysts for statements or interviews (including any “off the record” or “background” comments).

•	If you are uncertain, please elevate to your manager.

16.	Where can I go for more information? Who can I contact with any further questions?

•	Please reach out to your manager with additional questions.

•	Amedisys is also setting up a SharePoint site for you to learn more about the organization you are joining, including FAQs, key dates and other resources.

•	Amedisys will provide updates through our normal communication channels as we have information to share, including Town Halls, email, updating your managers, etc. throughout this transaction and integration.

•	Please refer to our proxy statement that will be on file with the SEC in a few weeks containing the details regarding the transaction and the terms of the merger agreement.

17.	What does this mean for our compensation and benefits programs?

•	Until the transaction is complete, it is business as usual, and our current compensation and benefits programs remain in effect. We are in the early days of this transaction, and there are many details to be determined. As integration planning proceeds, we will update you of any changes or required actions needed after the closing of the transaction.

18.	What should I say if referral sources/partners ask me about the transaction?

•	You can tell them that they should not expect any immediate changes to our services and offerings or to how we work with them, and that we remain as focused as ever on maintaining our strong relationship with patients and ensuring they receive the standard of care they expect from us.

Additional Information and Where to Find It

In connection with the proposed transaction, Amedisys, Inc. (“Amedisys”) will file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a proxy statement which will be mailed to stockholders of Amedisys. INVESTORS AND SECURITY HOLDERS OF AMEDISYS ARE URGED TO READ THE PROXY STATEMENT AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by Amedisys through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Amedisys will be available free of charge on Amedisys’s internet website at https://investors.amedisys.com or by contacting Amedisys’s investor relations department at IR@amedisys.com.

Certain Information Regarding Participants

Amedisys and its directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Amedisys is set forth in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from the investor relations department of Amedisys as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include projections as to the anticipated benefits of the proposed transaction as well as statements regarding the impact of the proposed transaction on the business of UnitedHealth Group Incorporated (“UnitedHealth Group”) and Amedisys’s business and future financial and operating results, the amount and timing of synergies from the proposed transaction and the closing date for the proposed transaction.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions regarding the future of Amedisys’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Amedisys’s control. Amedisys’s actual results and financial condition may differ materially from those indicated in the forward-looking statements as a result of various factors. These factors include, among other things, (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the inability to complete the proposed transaction on the anticipated terms and timetable, (2) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of Amedisys or to satisfy any other condition to closing in a timely manner or at all, or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) the effect of the pendency of the proposed transaction on Amedisys’s ability to maintain relationships with its patients, payers and providers and retain its management and key employees, (4) costs related to the proposed transaction, and (5) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks, uncertainties and assumptions can be found in UnitedHealth Group’s and Amedisys’s respective filings with the SEC, including the risk factors discussed in Amedisys’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward- looking statement made in this communication is based only on information currently available to Amedisys and speaks only as of the date on which it is made. Amedisys undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. You are cautioned not to rely on Amedisys’s forward-looking statements.